Contingent Consideration Liability	12 Months Ended
Dec. 31, 2025
Contingent Consideration Liability [Abstract]
CONTINGENT CONSIDERATION LIABILITY

NOTE 18 - CONTINGENT CONSIDERATION LIABILITY

On November 30, 2023, SC Autosports acquired Northern Group, Inc. (“NGI”), a Wisconsin company.

On July 12, 2023, pursuant to the Equity Transfer Agreement, the Company issued a total of 3,951,368 shares of restrictive stock to sole shareholder of NGI, which are being held in escrow with certain escrow restrictions, to be released contingent upon the achievement of certain agreed-upon milestones during the escrow period. The Equity Transfer Agreement was subsequently terminated on October 31, 2024, and hence NGI was deconsolidated from the Company on October 31, 2024.

The Company recorded contingent consideration liability of the estimated fair value of the contingent consideration the Company currently expects to pay to the Transferors for the achievement of the milestones. The fair value of the contingent consideration liability associated with remaining shares of restrictive Ordinary Shares was estimated by using the Monte Carlo simulation method, which took into account all possible scenarios. This fair value measurement is classified as Level 3 within the fair value hierarchy prescribed by ASC Topic 820, Fair Value Measurement and Disclosures. In accordance with ASC Topic 805, Business Combinations, the Company will re-measure this liability each reporting period and record changes in the fair value through a separate line item within the Company’s consolidated statements of income.

As of both December 31, 2025 and December 31, 2024, the Company’s contingent consideration liability to NGI was nil.